                               FIRST AMENDMENT
                                      TO
                           CASH MANAGEMENT AGREEMENT

This is the First Amendment ("First Amendment"), dated as of March 20, 1998, to the Cash Management Agreement ("Agreement") dated as of July 23, 1996 between CALCOMP TECHNOLOGY INC., a Delaware corporation ("CalComp Technology") and LOCKHEED MARTIN CORPORATION, a Maryland corporation ("Lockheed Martin").

WHEREAS, the parties have agreed to extend the termination date of the Agreement to coincide with the Termination Date of the Amended and Restated Credit Agreement dated as of December 20, 1996 among CalComp Technology, CalComp, Inc., and Lockheed Martin, as amended (the "Revolving Credit Agreement");

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CalComp Technology and Lockheed Martin hereby agree as follows:

1. Section 4(a) of the Agreement is hereby amended by adding at the beginning of the second sentence thereof the clause "Subject to the provisions of Section 5(c) hereof."

2. Section 5(c) of the Agreement is hereby amended to read as follows:

         "The maximum principal amount of Advances to be made by Lockheed Martin hereunder shall be $12,000,000 outstanding at any time, provided,
                                                                 --------
         however, if on any date on or prior to April 3, 1998 the net cash
         -------
         balance in the Concentration Account equals or exceeds $10,000,000, then the net cash balance shall, notwithstanding Section 4(a) of the Agreement, first be applied to reduce the Advances to $2,000,000. After April 3, 1998 or earlier application of the net cash balance as described in the preceding sentence, the maximum principal amount of Advances to be made by Lockheed Martin hereunder shall be $2,000,000 outstanding at any time."

3. Section 12 of the Agreement is hereby amended by substituting the phrase "January 31, 1999" for the phrase "June 1, 1998".

4. To the extent additional indebtedness of CalComp is created by or pursuant to this First Amendment, Lockheed Martin hereby waives compliance with Section
   6.8 of the Revolving Credit Agreement.

5. This First Amendment shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Agreement and its construction.

6. This First Amendment may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


LOCKHEED MARTIN CORPORATION                CALCOMP TECHNOLOGY, INC.


By: /s/ WALTER E. SKOWRONSKI               By: /s/ JOHN J. MILLERICK
   ------------------------------             -------------------------------
   W.E. Skowronski                            John J. Millerick
   Vice President and Treasurer               Sr. Vice President and
                                              Chief Financial Officer

                               SECOND AMENDMENT
                                      TO
                           CASH MANAGEMENT AGREEMENT


This is the Second Amendment ("Amendment"), dated as of August 24, 1998, to the Cash Management Agreement ("Agreement") dated as of July 23, 1996 between CALCOMP TECHNOLOGY INC., a Delaware corporation ("CalComp Technology") and LOCKHEED MARTIN CORPORATION, a Maryland corporation ("Lockheed Martin").

WHEREAS, the parties have agreed to an increase in the amount available as Advances under the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CalComp Technology and Lockheed Martin hereby agree as follows:

1. Section 4(a) of the Agreement is hereby amended by deleting from the second sentence thereof the clause "Subject to the provisions of Section 5(c) hereof."

2.  Section 5(c) of the Agreement is hereby amended to read as follows:

            "The maximum principal amount of Advances to be made by Lockheed Martin hereunder shall be $5,500,000 outstanding at any time."

3. To the extent additional indebtedness is created by or pursuant to this Amendment, Lockheed Martin hereby waives compliance with Section 6.8 of the Amended and Restated Credit Agreement dated as of December 20, 1996, as amended, among CalComp Technology, CalComp, Inc., and Lockheed Martin.

4. This Amendment shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Agreement and its construction.

5. This Amendment may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


LOCKHEED MARTIN CORPORATION                CALCOMP TECHNOLOGY, INC.



By: /s/ W. E. SKOWRONSKI                   By: /s/ JOHN J. MILLERICK
    --------------------                       ---------------------
    W. E. Skowronski                           John J. Millerick
    Vice President and Treasurer               Sr. Vice President and
                                               Chief Financial Officer

                                THIRD AMENDMENT
                                      TO
                           CASH MANAGEMENT AGREEMENT

This is the Third Amendment ("Amendment"), dated as of September 25, 1998, to the Cash Management Agreement ("Agreement") dated as of July 23, 1996 between CALCOMP TECHNOLOGY INC., a Delaware corporation ("CalComp Technology") and LOCKHEED MARTIN CORPORATION, a Maryland corporation ("Lockheed Martin").

WHEREAS, the parties have agreed to an increase in the amount available as Advances under the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CalComp Technology and Lockheed Martin hereby agree as follows:

1. Section 4(a) of the Agreement is hereby amended by deleting from the second sentence thereof the clause "Subject to the provisions of Section 5(c) hereof."

2. Section 5(c) of the Agreement is hereby amended to read as follows:

          "The maximum principal amount of Advances to be made by Lockheed Martin hereunder shall be $14,000,000 outstanding at any time."

3. To the extent additional indebtedness is created by or pursuant to this Amendment, Lockheed Martin hereby waives compliance with Section 6.8 of the Amended and Restated Credit Agreement dated as of December 20, 1996, as amended, among CalComp Technology, CalComp, Inc., and Lockheed Martin.

4. This Amendment shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Agreement and its construction.

5. This Amendment may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


LOCKHEED MARTIN CORPORATION            CALCOMP TECHNOLOGY, INC.


By:  /s/ W. E. SKOWRONSKI              By:  /s/ JOHN J. MILLERICK
   -----------------------                ------------------------
   W. E. Skowronski                       John J. Millerick
   Vice President and Treasurer           Sr. Vice President and Chief Financial
                                          Officer